AMENDATORY AGREEMENT NO. 4
                                       TO
               AGREEMENT FOR THE SALE AND PURCHASE OF NATURAL GAS
                                     between
                        CHUGACH ELECTRIC ASSOCIATION INC.
                                       AND
                              MARATHON OIL COMPANY
                            dated September 26, 1988


         WHEREAS, Chugach Electric Association, Inc. ("Chugach") and Marathon Oil Company ("Marathon"), entered into an Agreement for the Sale and Purchase of Natural Gas ("Agreement") dated September 26, 1988;

         WHEREAS, after having operated under the Agreement, the Parties have determined that Section 7(c)4 of the Agreement does not sufficiently add to the smoothing of price increases to justify the effort required to use it;

         THEREFORE, the parties agree that:

         Section 7(c)4 of the Agreement is deleted

         In all other respects, the Agreement remains in effect as heretofore amended.

         IN WITNESS WHEREOF, Chugach and Marathon have caused this Amendatory Agreement No. 4 to be executed by their authorized representatives.


CHUGACH ELECTRIC ASSOCIATION, INC.              MARATHON OIL COMPANY


By:         /s/                                 By:     /s/
   -------------------------------                 -----------------------------
                                                Its Vice President, Natural Gas
Its: General Manager                                Marketing and Transportation
Date:  October 6, 1993                          Date: September 29, 1993